                                                                       EXHIBIT C

                             JOINT FILING AGREEMENT

     The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended.

Date:  June 2, 1999

                            INVERNESS/PHOENIX PARTNERS LP

                              By: INVERNESS/PHOENIX CAPITAL LLC,
                                    its General Partner

                              By: INVERNESS MANAGEMENT FUND I LLC,
                                    its Managing Member

                              By: KEY-COMIS LIMITED PARTNERSHIP,
                                    its Managing Member

                              By: J.C. COMIS LLC,
                                    its General Partner


                              By: /s/ James C. Comis
                                 --------------------------------------
                                 Name: James C. Comis, III
                                 Title: Managing Member

                            JOINT FILING AGREEMENT
                                      -1-
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                            EXECUTIVE CAPITAL PARTNERS I LP

                              By: INVERNESS/PHOENIX CAPITAL LLC,
                                    its General Partner

                              By: INVERNESS MANAGEMENT FUND I LLC,
                                    its Managing Member

                              By: KEY-COMIS LIMITED PARTNERSHIP,
                                    its Managing Member

                              By: J.C. COMIS LLC,
                                    its General Partner


                              By: /s/ James C. Comis
                                 --------------------------------------
                                 Name: James C. Comis, III
                                 Title: Managing Member

                            INVERNESS/PHOENIX CAPITAL LLC

                              By: INVERNESS MANAGEMENT FUND I LLC,
                                    its Managing Member

                              By: KEY-COMIS LIMITED PARTNERSHIP,
                                    its Managing Member

                              By: J.C. COMIS LLC,
                                    its General Partner


                              By: /s/ James C. Comis
                                 --------------------------------------
                                 Name: James C. Comis, III
                                 Title: Managing Member

                            JOINT FILING AGREEMENT

                            INVERNESS MANAGEMENT FUND I LLC

                              By: KEY-COMIS LIMITED PARTNERSHIP,
                                    its Managing Member

                              By: J.C. COMIS LLC,
                                    its General Partner


                              By: /s/ James C. Comis
                                 --------------------------------------
                                 Name: James C. Comis, III
                                 Title: Managing Member

                            WMD INVESTORS, L.P.

                              By: WMD LLC,
                                    its General Partner


                              By: /s/ W. McComb Dunwoody
                                 --------------------------------------
                                 Name: W. McComb Dunwoody
                                 Title: Managing Member

                            KEY-COMIS LIMITED PARTNERSHIP

                              By: J.C. COMIS LLC,
                                    its General Partner


                              By: /s/ James C. Comis
                                 --------------------------------------
                                 Name: James C. Comis, III
                                 Title: Managing Member

                            WMD LLC


                              By: /s/ W. McComb Dunwoody
                                 --------------------------------------
                                 Name: W. McComb Dunwoody
                                 Title: Managing Member

                            JOINT FILING AGREEMENT

                            J.C. COMIS LLC


                              By: /s/ James C. Comis
                                 --------------------------------------
                                 Name: James C. Comis, III
                                 Title: Managing Member



                                 /s/ W. McComb Dunwoody
                                 --------------------------------------
                                 W. McComb Dunwoody



                                 /s/ James C. Comis
                                 --------------------------------------
                                 James C. Comis, III

                            DPCM HOLDINGS, INC.


                              By: /s/ Michael E. Haylon
                                 --------------------------------------
                                 Name: Michael E. Haylon
                                 Title: Executive Vice President

                            PHOENIX HOME LIFE MUTUAL
                            INSURANCE COMPANY


                              By: /s/ John H. Beers
                                 --------------------------------------
                                 Name: John H. Beers
                                 Title: Vice President

                            PHOENIX INVESTMENT PARTNERS, LTD.


                              By: /s/ Michael E. Haylon
                                 --------------------------------------
                                 Name: Michael E. Haylon
                                 Title: Managing Director

                            JOINT FILING AGREEMENT
                                      -4-